UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 29, 2013

Dear Fellow Stockholder:

Please find enclosed a Supplement to our original proxy statement which was dated July 10, 2013. This Supplement dated August 29, 2013 makes clear that a broker may not vote its clients shares on the proposal at the upcoming special meeting without specific instruction from shareholders. The supplement also amends the number of shares required to be present at the meeting in order for us to treat the proposal as approved. We urge you to read the proxy statement dated July 10, 2013 and this supplement in their entirety.

The Special Meeting of Stockholders of MicroVision, Inc. (“MicroVision”) originally scheduled for August 22, 2013 was adjourned until September 13, 2013 to allow stockholders additional time to cast their votes. Although more than 95% of the votes cast had voted FOR approval of the registered direct offering of common stock and warrants to purchase common stock proposal, we had not yet received enough votes to achieve a quorum to hold the special meeting. Therefore, if your shares are still unvoted it is crucial that you vote them today.

If you have previously voted your shares there is no need to vote again. If you wish to change your vote, you may do so by returning the enclosed voting form. Only your latest dated proxy will count.

VOTING YOUR SHARES TODAY WILL SAVE YOUR COMPANY THE SIGNIFICANT COST OF MULTIPLE

MAILINGS AND ADDITIONAL PHONE CALLS TO STOCKHOLDERS

If your shares are unvoted, it is important that you sign and return the enclosed proxy card or voting instruction form as soon as possible in order to save your company additional expenses and to ensure that your shares are represented at the Special Meeting. You may also vote via the Internet or by telephone by following the enclosed instructions.

THE NATION’S LEADING INDEPENDENT PROXY ADVISORY FIRMS EACH RECOMMEND

MICROVISION STOCKHOLDERS VOTE ‘FOR’ THE SPECIAL MEETING PROPOSAL

MicroVision is pleased to inform stockholders that both Institutional Shareholder Services (ISS) and Glass Lewis & Co. have recommended to their respective clients that MicroVision stockholders vote in favor of the registered direct offering of common stock and warrants to purchase common stock proposal. ISS and Glass Lewis are recognized as leading independent proxy and corporate governance advisory firms. Their voting recommendations are relied upon by hundreds of the nation’s largest institutional investment firms, mutual and pension funds and other institutional shareholders.

Thank you for your investment in MicroVision and for taking the time to vote your shares.

If you have any questions or if you need assistance voting, please call Morrow & Co., LLC, our proxy solicitor, at 1-800-607-0088.

MicroVision, Inc.	6244 185th Avenue NE, Suite 100 Redmond, WA 98052, USA	Tel Fax	(425) 936-6847 (425) 882-6600	microvision.com

Supplement to Proxy Statement

August 29, 2013

Since the time that we made our Proxy Statement dated July 10, 2013 available to shareholders, we have been advised that (1) the proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on May 20, 2013 is a “non-routine” matter for broker voting purposes and (2) the number of shares required to attend the meeting by proxy or in person in order for us to treat the proposal as approved for purposes of NASDAQ rules is lower than previously indicated. The following text reflects these changes and supersedes the corresponding sections in our Proxy Statement dated July 10, 2013.

Page 1:

Q: May my broker vote for me?

A:	Under the rules of the Financial Industry Regulatory Authority, if your broker holds your shares in its “street” name, the broker may not vote your shares on matters that are not routine, unless it receives instructions from you. We have been advised that the proposal to approve the registered direct offering of common stock and warrants to purchase common stock that we completed on May 20, 2013 is not a routine matter. As a result, you must instruct your broker to vote your shares to ensure you are represented at the meeting.

Page 2:

Q: What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. However, we will not treat the proposal as approved unless the number of shares present at the meeting in person or by proxy is at least 15,278,997, which is equal to a majority of the total number of shares of common stock outstanding as of the record date, before giving effect to the shares issued in the registered direct offering as of the record date, plus the number of shares issued in the registered direct offering as of the record date.

Page 5:

Vote Required

The proposal to approve the Registered Direct Offering requires approval by a majority of the votes cast at the meeting, provided that the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal by 2,635,136 shares, which is the number of shares of common stock issued pursuant to the Registered Direct Offering as of the record date. In addition, the number of

MicroVision, Inc.	6244 185th Avenue NE, Suite 100 Redmond, WA 98052, USA	Tel Fax	(425) 936-6847 (425) 882-6600	microvision.com

shares present at the meeting in person or by proxy must be at least 15,278,997, which is equal to a majority of the total number of shares of common stock outstanding as of the record date, before giving effect to the shares issued in the registered direct offering as of the record date, plus the number of shares issued in the registered direct offering as of the record date. We are asking for more than a simple majority of votes cast at the meeting and more than a simple majority of shares for a quorum because NASDAQ IM-5635-2 indicates that shares issuable in the first part of a private placement transaction (in this case, the Registered Direct Offering), must not be entitled to vote to approve the remainder of the transaction. Although we believe that this NASDAQ guidance is not directly applicable, we expect that NASDAQ will require us to demonstrate nevertheless that this proposal would have been approved whether or not we give effect to the votes cast on the shares issued in the Registered Direct Offering. Abstentions and broker non-votes will not be counted “for” or “against” the proposal and will have no effect on the outcome of the vote.

MicroVision, Inc.	6244 185th Avenue NE, Suite 100 Redmond, WA 98052, USA	Tel Fax	(425) 936-6847 (425) 882-6600	microvision.com